EXHIBIT 32

CERTIFICATION OF OFFICERS
OF CYBERDEFENDER CORPORATION
PURSUANT TO 18 USC § 1350

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of CyberDefender Corporation (the “Company”) does hereby certify, to such officer’s knowledge, that:

(a)	The annual report on Form 10-K for the year ended December 31, 2007 of the Company fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

(b)	Information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 15, 2008

/s/ Gary Guseinov
Gary Guseinov
Chief Executive Officer

/s/ Michael Barrett
Michael Barrett
Chief Financial Officer